Exhibit 10.14.1

FIRST AMENDMENT TO
CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 28, 2016, is entered into by and among Trinity Industries, Inc., as the Borrower, the Lenders party hereto and JPMorgan Chase Bank, N.A., as the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Credit Agreement referenced below.

WITNESSETH
WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of May 20, 2015 (the “Existing Credit Agreement” and as may be amended, restated, supplemented or otherwise modified from time to time (including by this Amendment), the “Credit Agreement”);
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Existing Credit Agreement; and
WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the parties hereto agree that the Existing Credit Agreement is hereby amended as follows:
(a)The definition of “Change in Control” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than thirty-five percent (35%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were not (i) directors of the Borrower on the date of this Agreement, (ii) nominated or appointed by the board of directors of the Borrower or (iii) approved by the board of directors of the Borrower as director candidates prior to their election; (c) the acquisition of direct or indirect Control of the Borrower by any Person or group; or (d) the occurrence of a change in control, or other similar provision, as defined in any agreement or instrument evidencing any Material Indebtedness of the Borrower (triggering a default or mandatory prepayment, which default or mandatory prepayment has not been waived in writing).

Conditions of Effectiveness. This Amendment shall become effective on the date hereof (the “First Amendment Effective Date”) upon the satisfaction of the following conditions precedent:
(a) The Administrative Agent shall have received counterparts to this Amendment, duly executed by each of the Borrower, the Required Lenders and the Administrative Agent.

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(b) The Administrative Agent shall have received payment of the Administrative
Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable out-of-pocket fees and expenses of counsels for the Administrative Agent) in connection with this Amendment and the other Loan Documents, and for which invoices have been presented at least one (1) Business Day prior to the First Amendment Effective Date, in each case, to the extent payment is required by Section 9.03(a) of the Credit Agreement.

Section 3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding at law or in equity.

(a)Immediately after giving effect to this Amendment, the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects), on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, which such representation and warranty shall be true and correct in all respects) on and as of such earlier date.
(b)Immediately before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

Section 4. Effect on Credit Agreement.
(a)Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Agreement, as amended and modified hereby.
(b)Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.
(c)The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

Section 5. GOVERNING LAW. THIS AMENDMENT SHALL BE
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
Section 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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Section 7. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instru ent. A facsimile or PDF copy of any signature hereto shall have the same effect as the original thereof.

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IN WITNESS WHEREOF, this amendment has been duly executed as of the day and year first above written.

TRINITY INDUSTRIES, INC.,
as the Borrower

By	/s/ Gail M. Peck
Name: Gail M. Peck
Title: VP, Finance & Treasurer

Signature Page to First Amendment to Credit Agreement

JPMORGAN CHASE BANK, N/A/
individually as a Lender and as Administrative Agent

By	/s/ Gregory T. Martin
Name: Gregory T. Martin
Title: Executive Director

Signature Page to First Amendment to Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender

By	/s/ Valerie Vogel
Name: Valerie Vogel
Title: Vice President

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION
as a Lender

By	/s/ Nathan R. Rantala
Name: Nathan R. Rantala
Title: Director

Signature Page to First Amendment to Credit Agreement

FIFTH THIRD BANK,
as a Lender

By	/s/ Christopher Mosley
Name: Christopher Mosley
Title: Vice President

Signature Page to First Amendment to Credit Agreement

SUNTRUST BANK,
as a Lender

By	/s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page to First Amendment to Credit Agreement

BRANCH BANKING AND TRUST COMPANY
as a Lender

By	/s/ Kelley Rumps
Name: Kelley Rumps
Title: Senior Vice President

Signature Page to First Amendment to Credit Agreement

BOKF, NA dba Bank of Texas,
as a Lender

By	/s/ Matt Renna
Name: Matt Renna
Title: Vice President

Signature Page to First Amendment to Credit Agreement

REGIONS BANK,
as a Lender

By	/s/ Rick Prewitt
Name: Rick Prewitt
Title: Director, Corporate Banking

Signature Page to First Amendment to Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By	/s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

By	/s/ Gregory Fantoni
Gregory Fantoni
Title: Authorized Signatory

Signature Page to First Amendment to Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION,
as a Lender

By	/s/ Russell D. Laughlin
Name: Russell D. Laughlin
Title: Assistant Vice President

Signature Page to First Amendment to Credit Agreement